UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2011, Greenhill & Co., Inc. (“Greenhill”) issued a press release announcing the death of two Managing Directors of the firm — Jeffrey F. Buckalew and Rakesh Chawla. Mr. Buckalew, age 45, was Head of Greenhill’s North American Advisory activities. Mr. Chawla, age 36, was a Managing Director who specialized in the financial services sector. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: December 20, 2011	By:	/s/ ULRIKA EKMAN
	Name:	Ulrika Ekman
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated December 20, 2011.

E-1